Section 1: 8-K/A (DALLAS PORTFOLIO)





                        --------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        --------------------------------

                                   FORM 8-K/A

                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    December 31, 1998
                                                        ------------------------

                         United Investors Realty Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Texas                      001-13915                  76-0265701
-------------------------------       ------------           -------------------
(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)       File Number)           Identification No.)

      5847 San Felipe, Suite 850
              Houston, TX                                  77057
----------------------------------------               ------------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (713) 781-2860

Item 2.   Acquisition of Assets

On December 31, 1998, United Investors Realty Trust (the "Company") acquired a portfolio of five neighborhood shopping centers in the Dallas/Fort Worth area (the "Dallas Portfolio"). The properties, which are located in Hurst, Garland, Richardson, Plano, and Arlington, Texas, were acquired from various unrelated partnerships, all of which were controlled by Today Realty Advisors, Inc., for consideration of approximately $24.9 million. The purchase was funded with approximately $17 million in assumed debt, $7.5 million from the Company's revolving line of credit, and 43,000 downREIT units valued at $9.50 per unit. The assumed debt has a weighted average interest rate of 7.81% and the revolving line of credit has a one-year fixed rate of 6.7%. The downREIT units are convertible into shares of the Company. The Properties have an aggregate gross leaseable area of over 460,000 square feet, of which the Company acquired approximately 282,000 square feet.

The Hurst property and the Garland property, which are owned by the Company, contain approximately 47,000 square feet and approximately 33,000 square feet, respectively, and were 100% leased at December 31, 1998.

The Company entered into capital leases for the Richardson and Plano properties and has a bargain purchase option to acquire the fee estate for each of these for one dollar. The Richardson property contains approximately 117,000 square feet, of which approximately 62,000 square feet is owned and occupied by Albertson's Supermarkets. The remaining square footage was approximately 86% leased at December 31, 1998. The Plano property contains approximately 144,000 square feet, of which approximately 62,000 is owned and operated by Albertson's Supermarkets. The remaining square footage was 100% leased at December 31, 1998.

The Company purchased a 99% Limited Partnership interest in the Arlington property. The general partner has entered into a trust agreement pursuant to which it holds its 1% partnership interest in trust for the benefit of the Company. The Company also holds an option to purchase the fee estate of this Arlington property for one dollar. The property contains approximately 123,000 square feet, of which approximately 58,000 square feet is owned and occupied by Kroger. The remaining square footage was approximately 99% leased at December 31, 1998.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.

               The index to the historical financial information for the Dallas Portfolio is included on page F-1 of this report.

          (b)  Pro Forma Financial Information.

               The index to the pro forma financial information is included on page F-1 of this report.

          (c)  Exhibits.

               None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 16, 1999.

                                                UNITED INVESTORS REALTY TRUST


                                                   BY: /s/ R. STEVEN HAMNER
                                                 ---------------------------
                                                       R. Steven Hamner
                                                   Chief Financial Officer

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES


                         INDEX TO FINANCIAL INFORMATION






PRO FORMA FINANCIAL INFORMATION                                           PAGE
                                                                          ----
Consolidated Balance Sheet at December 31, 1998..........................  F-3
Unaudited Pro Forma Consolidated Statement of Operations
  for the year ended December 31, 1998 ..................................  F-4
Notes to Unaudited Pro Forma Consolidated Statement of
  Operations.............................................................  F-5

HISTORICAL FINANCIAL INFORMATION

Dallas Portfolio

Report of Independent Auditors - Ernst & Young LLP.......................  F-8
Combined Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998...................................  F-9
Notes to Combined Historical Summary of Gross Income and Direct Operating
  Expenses...............................................................  F-10

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


INTRODUCTION

The unaudited pro forma consolidated statement of operations for the year ended December 31, 1998 is presented as if the Prior Acquisitions, the Offering, the Dallas Portfolio Acquisition and the application of the net Proceeds of the Offering, as further described on page F-5, all had occurred on January 1, 1998.

The historical consolidated balance sheet of United Investors Realty Trust and Subsidiaries as of December 31, 1998, located on page F-3, already reflects the effects of the Prior Acquisitions, the Offering, the Dallas Portfolio Acquisition, and the application of the net proceeds of the Offering as each of these transactions occurred on or prior to December 31, 1998.

The unaudited pro forma consolidated statement of operations should be read in conjunction with the consolidated financial statements of United Investors Realty Trust ("UIRT"), including the notes thereto, included in UIRT's Annual Report on Form 10-K for the year ended December 31, 1998. The pro forma consolidated statement of operations does not purport to project the Company's results of operations as of any future date or for any future period.

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEET

                                         ASSETS
                                                                         HISTORICAL
                                                                        DECEMBER 31,
                                                                           1998
                                                                        ----------
Investment real estate:
  Land...........................................................      $ 44,290,975
  Buildings and improvements.....................................       114,716,718
  Property under development.....................................         1,321,823
                                                                        -----------
                                                                        160,329,516
  Less accumulated depreciation..................................        (7,434,343)
                                                                        -----------
  Investment real estate, net....................................       152,895,173
Cash and cash equivalents........................................         5,486,095
Accounts receivable, net of allowance of $120,333 and $41,771
  in 1998 and 1997, respectively.................................         2,733,070
Prepaid expenses and other assets................................         3,509,771
                                                                        -----------

          Total assets...........................................      $164,624,109
                                                                        ===========
                       LIABILITIES, MINORITY INTEREST, REDEEMABLE
                    PREFERRED SHARES AND COMMON SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable.........................................      $ 55,248,437
  Capital lease obligations......................................         9,914,054
  Construction note payable......................................         1,221,393
  Short-term notes and line of credit............................         7,500,000
  Accounts payable -- trade......................................         1,761,208
  Accrued property taxes.........................................         2,516,291
  Security deposits..............................................           722,421
  Distributions payable..........................................         2,045,702
                                                                        -----------
          Total liabilities......................................        80,929,506
                                                                        -----------
Minority interest in consolidated partnership....................         2,825,284
                                                                        -----------
Commitments and Contingenicies

Common shareholders' equity:
  Common  shares  of  beneficial  interest,  no par  value,
  500,000,000  shares authorized,  9,514,889  and 914,889  shares issued and  9,434,889 and 914,889 outstanding at December 31,
  1998 and 1997,respectively ....................................        86,571,108
  Accumulated deficit............................................        (5,701,789)
                                                                        ------------
          Total common shareholders' equity......................        80,869,319
                                                                        ------------
          Total liabilities, minority interest, redeemable
             preferred shares and common shareholders'
             equity.........................................            $164,624,109
                                                                         ===========

                        See accompanying notes.

UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS for the year ended December 31, 1998


Table 1:

                                                                         PRO FORMA ADJUSTMENTS
                                                                         ---------------------
                                                    UNITED INVESTORS                     DALLAS
                                                      REALTY TRUST        PRIOR         PORTFOLIO        TOTAL
                                                      HISTORICAL(1)   ACQUISITIONS(2)  ACQUISITION     PRO FORMA
                                                      ------------    ------------     -----------     ---------
Revenues:
  Base rents                                          $13,231,250     $2,621,461(A)  $2,882,625(F)   $18,735,336
  Percentage rents                                        322,633         26,434(A)           -          349,067
  Expense reimbursements                                3,769,885        715,896(A)     920,906(F)     5,406,687
  Interest and other income                               426,402         40,089(A)      14,940(F)       481,431
                                                       -----------    -----------    -----------     -----------
     Total revenues                                    17,750,170      3,403,880      3,818,471       24,972,521

Expenses:
  Operating and maintenance                             2,162,250        482,025(A)     523,863(F)     3,168,138
  Real estate taxes                                     2,485,915        483,385(A)     510,795(F)     3,480,095
  General and administrative                            1,016,508         40,846(A)      51,153(F)     1,108,507
  Advisory and trustee fees                               794,043        161,732(C)     185,821(G)     1,141,596
  Interest                                              6,079,889        871,860(B)   1,854,720(F)     8,806,469
  Depreciation and amortization                         2,907,855        550,750(A)     578,917(F)     4,037,522
                                                       -----------     ----------    -----------     -----------

      Total expenses                                   15,446,460      2,590,598      3,705,269       21,742,327
                                                       -----------     ----------    -----------     -----------
Income before minority interest,
        extraordinary item,and preferred share
        distribution requirements                       2,303,710        813,282        113,202        3,230,194

Minority Interest in consolidated partnerships           (126,111)        47,350(D)     (14,194)(I)      (92,955)
                                                       -----------     ----------    -----------     -----------
Income before extraordinary item and
        preferred share distribution requirements       2,177,599        860,632         99,008        3,137,239

Extraordinary item-prepayment penalties incurred on
        early extinguishment of debt                     (232,532)       232,532(H)        -                -
                                                       -----------     ----------    -----------     -----------

Income before preferred share distribution              1,945,067      1,093,164         99,008        3,137,239
        requirements

Preferred share distribution requirements                 (20,670)        20,670(E)        -                -
                                                       -----------     ----------    -----------     -----------
Net income available for
        common shareholders                            $1,924,397     $1,113,834     $   99,008      $ 3,137,239
                                                       ===========    ===========    ===========     ===========

Net income per common shareholders
       (basic and diluted)                             $     0.25                                    $      0.33
                                                       ===========                                   ===========

Weighted average shares outstanding
       (basic and diluted)                              7,702,709                                      9,503,805
                                                       ===========                                   ===========


(1) Includes the results of operations of all properties from their respective dates of acquisition forward.

(2) Includes the effects of the Offering, and the results of operations of the Prior Acquisitions from January 1, 1998 to their respective dates of acquisition.

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                          STATEMENT OF OPERATIONS

NOTE 1 - THE TRANSACTIONS

The pro forma adjustments described subsequently give effect to the following transactions as if they were all completed on January 1, 1998 for the accompanying unaudited proforma consolidated statement of operations for the year ended December 31, 1998.

The Offering

On March 16, the Company completed its initial public offering of 7,600,000 common shares of beneficial interest, at $10 per share. On April 6, 1998, the underwriters exercised their over allotment option for the purchase of 1,000,000 common shares of beneficial interest, at the option price of $10 per share (collectively, the "Offering"). Net proceeds from the Offering, in the amount of approximately $79 million, were used to retire debt of $16,392,755, acquire properties (see Prior Acquisitions and Colony Plaza Acquisition below), redeem preferred shares for $1,068,226, redeem convertible subordinated notes for $212,400, acquire minority interests in real estate joint ventures for $1,457,239 and for general corporate purposes.

The Prior Acquisitions

In conjunction with the Offering, the Company planned and completed the acquisition of eight neighborhood shopping centers (the IPO Acquisitions), four of which are in Houston, Texas, and one each in Dallas, Texas, Tampa, Florida, Fort Lauderdale, Florida, and Phoenix, Arizona. Four of the IPO acquisitions were acquired in February 1998, two were acquired in March 1998, and two were acquired in May 1998.

The eight properties were purchased for a combined total of $72,189,429. The Company paid cash of $43,251,946, assumed debt of $26,551,543 (with fixed interest rates ranging from 8.25% to 10.75%), and issued partnership units with a value of $2,385,940. With the purchase of Town 'n Country, a single purpose partnership was formed and the Company issued partnership units to the seller of the property. The Company has a 99% interest in the partnership, which is consolidated for financial reporting purposes.

In addition to the IPO Acquisitions, the Company acquired the Big Curve Shopping Center on May 27, 1998. Big Curve is a 126,400 square foot shopping center in Yuma, Arizona, and was acquired for approximately $8,860,000, including $5,965,129 of assumed debt. The Company acquired the Colony Plaza Shopping Center on July 20, 1998. Colony Plaza is a 26,800 square foot shopping center in Houston, Texas, and was acquired for approximately $4,195,000, including $3,187,371 of assumed debt. The Company acquired the Highland Square Shopping Center on September 22, 1998. Highland Square is a 64,171 square foot shopping Center in Sugar Land, Texas (a suburb of Houston), and was acquired for approximately $7,685,600, including $4,436,456 of assumed debt.

The IPO Acquisitions, the Big Curve Acquisition, the Colony Plaza Acquisition, and the Highland Square Acquisition taken together hereafter are referred to as the Prior Acquisitions.

The Dallas Portfolio Acquisition

The Company acquired a portfolio of five neighborhood centers in the Dallas/Fort Worth area on December 31, 1998. The properties, which are located in Hurst, Garland, Richardson, Plano, and Arlington, Texas, were purchased for a combined total of approximately $24.9 million. The purchase was funded with approximately $17 million in assumed debt, $7.5 million from the Company's revolving line of credit, and 43,000 downREIT units. The Company entered into capital leases for the Richardson and Plano properties and purchased a 99% Limited Partnership interest in the Arlington property. The Hurst and Garland properties were purchased outright.

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

NOTE 2 - PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

     The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998, are as follows:

Table 4

(A) Purchase of Prior Acquisitions:
       Base rents .........................................    $2,621,461
       Percentage rents ...................................        26,434
       Expense reimbursements .............................       715,896
       Other income .......................................        40,089
       Operating and maintenance ..........................       482,025
       Real estate taxes ..................................       483,385
       General and administrative .........................        40,846
       Depreciation .......................................       550,750

    Depreciation   above  reflects  the  increased   depreciable  basis  of  the
properties, depreciated over an estimated 30 year useful life on a straight-line basis.

(B) Decrease in interest expense related to repayment of mortgage debt and lines of credit with proceeds from
    the Offering...........................................    $ (255,739)

    Interest on mortgage loans assumed in Prior
    Acquisitions...........................................     1,127,599
                                                               -----------
                                                               $  871,860
                                                               ===========
(C) Increase in Advisory Fees related to revenue from Prior
    Acquisitions...........................................    $  161,732
                                                               ===========
(D) Decrease in minority interest in earnings of consolidated
    partnerships...........................................    $  126,111

    Increase in minority interest in earnings of consolidated
    partnership (Town 'N Country)..........................       (78,761)
                                                               -----------
                                                               $   47,350
                                                               ===========
(E) Decrease in preferred share distributions related to
    redemption of preferred shares with proceeds from the
    Offering...............................................    $   20,670
                                                               ===========
(F) Purchase of Dallas Portfolio Acquisition:
       Base rents .........................................    $2,882,625
       Expense reimbursements .............................       920,906
       Other income .......................................        14,940
       Operating and maintenance ..........................       523,863
       Real estate taxes ..................................       510,795
       General and administrative .........................        51,153
       Depreciation .......................................       578,917
       Interest on debt and capital lease obligations......     1,854,720

     Depreciation   above   reflects  the  increased   basis  of  the  property,
depreciated over an estimated 30 year useful life on a straight-line basis.


     Interest expense represents interest on capital lease obligations and mortgage debt assumed of approximately $17 million at a weighted average interest rate of 7.81%, plus interest on the line of credit borrowings of $7.5 million at an interest rate of 6.7%.

(G) Increase in Advisory Fees related to revenue from
    Dallas Portfolio Acquisition.............................. $  185,821
                                                               ===========

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


(H) Represents elimination of the extraordinary loss from the early extinguishment of debt because the intent of the pro forma financial information is to reflect the expected continuing impact of certain transactions on United Investors Realty Trust and Subsidiaries. This non-recurring expense has been excluded from the pro forma condensed consolidated statement of operations.

(I) Increase in minority interest in earnings of consolidated partnerships.............................................. $  (14,194)


Table 6

NOTE 3 - EARNINGS PER SHARE

     Pro forma weighted average basic and diluted common shares outstanding is calculated as follows:

Table 7

                                                               PRO FORMA
                                                            WEIGHTED AVERAGE
                                                           SHARES OUTSTANDING
                                                            DECEMBER 31, 1998
                                                           ------------------
    Total shares issued and outstanding at beginning
    of period.......................................             914,889
    Offering of 7,600,000 shares assumed
    January 1, 1997.................................           7,600,000
    Exercise of underwriters overallotment option
    assumed January 1, 1997.........................           1,000,000
    Grant of 75,000 shares on December 30, 1997
    (assumed January 1, 1997).......................                   -
    Grant of 2,400 shares on December 30, 1997......                   -
    Repurchase of 5,000 shares on September 18, 1998              (1,438)
    Repurchase of 5,000 shares on September 21, 1998              (1,397)
    Repurchase of 5,000 shares on October 7, 1998...              (1,178)
    Repurchase of 5,000 shares on October 28, 1998..                (890)
    Repurchase of 5,000 shares on October 29, 1998..                (877)
    Repurchase of 3,000 shares on October 30, 1998..                (518)
    Repurchase of 3,000 shares on November 2, 1998..                (493)
    Repurchase of 5,000 shares on November 12, 1998.                (685)
    Repurchase of 5,000 shares on November 13, 1998.                (671)
    Repurchase of 2,500 shares on November 18, 1998.                (301)
    Repurchase of 2,500 shares on November 19, 1998.                (295)
    Repurchase of 2,500 shares on November 23, 1998.                (267)
    Repurchase of 1,500 shares on November 24, 1998.                (156)
    Repurchase of 5,000 shares on December 1, 1998..                (425)
    Repurchase of 5,000 shares on December 4, 1998..                (384)
    Repurchase of 5,000 shares on December 7, 1998..                (342)
    Repurchase of 5,000 shares on December 9, 1998..                (315)
    Repurchase of 5,000 shares on December 15, 1998.                (233)
    Repurchase of 5,000 shares on December 16, 1998.                (219)
                                                              ----------
          Basic and Diluted Weighted
            Average Shares Outstanding..............           9,503,805
                                                              ===========



                         Report of Independent Auditors



The Board of Directors and Shareholders
United Investors Realty Trust

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the Combined Historical Summary) of the Dallas Portfolio described in Note 1 (the Properties) for the year ended December 31, 1998. The Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of United Investors Realty Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the Combined Historical Summary of Gross Income and Direct Operating Expenses referred to above presents fairly, in all material respects, the historical gross income and direct operating expenses described in Note 1 of the Properties for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                    /s/ERNST & YOUNG LLP

Houston, Texas
March 12, 1999

                            THE DALLAS PORTFOLIO
             COMBINED HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT
                             OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1998

Table 8

REVENUE:
  Base rents                                 $2,882,625
  Expense reimbursements                        920,906
  Other income                                   14,940
                                             -----------
  Total revenue                               3,818,471
                                             -----------

EXPENSES:
  Operating and maintenance                     523,863
  Real estate taxes                             510,795
  General and administrative                     51,153
                                             -----------
  Total expenses                              1,085,811
                                             -----------

  Gross income in excess of direct operating
    expenses                                 $2,732,660
                                             ===========



See accompanying notes.

                            THE DALLAS PORTFOLIO

            NOTES TO THE COMBINED HISTORICAL SUMMARY OF GROSS INCOME
                        AND DIRECT OPERATING EXPENSES

                        Year Ended December 31, 1998



1. BASIS OF PRESENTATION

On December 31, 1998,  United  Investors  Realty Trust (the "Company")  acquired
five   neighborhood   shopping   centers   in   the   Dallas/Ft.    Worth   area
(the "Properties").

The Properties acquired are as follows:

Location                             Square Footage Owned by the Company
--------                             -----------------------------------
Hurst, TX                                         47,000
Garland, TX                                       33,000
Richardson, TX                                    55,000
Plano, TX                                         82,000
Arlington, TX                                     65,000
                                                 -------
                                                 282,000
                                                 =======

The accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the Combined Historical Summary) relates to the operations of the Properties and was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of the Company. The accompanying statement excludes certain items not comparable to the proposed future operations of the Properties, including primarily depreciation, amortization, mortgage interest expense, and certain owner expenses. Consequently, the statement is not representative of the actual operations of the Properties for the period presented nor indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE AND EXPENSE RECOGNITION

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

Certain leases of the Properties provide for tenant occupancy during periods for which no rent is due or where minimum rent payments increase during the term of the lease. The accompanying statement reflects rental income for the term of each lease on a straight-line basis.

USE OF ESTIMATES

The preparation of the Combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of gross income and direct operating expenses during the reporting period. Actual results could differ from these estimates.

                           THE DALLAS PORTFOLIO

                NOTES TO THE COMBINED HISTORICAL SUMMARY OF GROSS
                INCOME AND DIRECT OPERATING EXPENSES (continued)

                        Year Ended December 31, 1998


3. RENTALS

The Properties have lease agreements with lease terms ranging from three years to ten years. The leases generally provide for tenants to share in operating expenses and real estate taxes in excess of specified base amounts. The total minimum rentals to be received under such non-cancelable operating leases as of December 31, 1998, exclusive of tenant reimbursements and contingent rentals, are as follows:


       1999                 $ 2,826,076
       2000                   2,342,172
       2001                   1,913,786
       2002                   1,441,917
       2003                     957,427
       Thereafter             1,788,367
                            ------------
                            $11,269,745
                            ============